UNAUDITED CONSOLIDATED STATEMENT OF CHANGES EQUITY - USD ($) $ in Millions	Total	Common Units	Subordinated Units	Seadrill Member Interest	Total Members' Capital	Non- Controlling Interest
Beginning balance at Dec. 31, 2013	$ 1,254.6	$ 280.2	$ 18.8	$ 0.0	$ 299.0	$ 955.6
Increase (Decrease) in Partners' Capital [Roll Forward]
Common units issued to Seadrill and public (net of transaction costs)	692.4	692.4			692.4
Issuance of units by Seadrill Capricorn Holdings LLC	341.5					341.5
Net income	138.1	36.4	11.3	3.3	51.0	87.1
Cash distribution	(360.0)	(49.2)	(15.8)	(1.1)	(66.1)	(293.9)
Ending balance at Jun. 30, 2014	2,066.6	959.8	14.3	2.2	976.3	1,090.3
Beginning balance at Dec. 31, 2014	2,044.3	913.3	11.7	3.2	928.2	1,116.1
Increase (Decrease) in Partners' Capital [Roll Forward]
Net income	263.4	109.1	24.0	6.4	139.5	123.9
Cash distribution	(217.0)	(85.4)	(18.8)	(6.4)	(110.6)	(106.4)
Ending balance at Jun. 30, 2015	$ 2,090.7	$ 937.0	$ 16.9	$ 3.2	$ 957.1	$ 1,133.6